EXHIBIT 10.39

Bryan                                         Bryan Industrial Properties, Inc.
                                              146 East Orangethorpe Avenue
                                              Anaheim, California 92801-1208
                                              714.871.1314 fax 714.680.3727
                                                 www.bryanindprop.com

                                February 8, 2006

William Gledhill, Jr.
David Lyons
ACCURATE TECHNOLOGIES
2301 Via Burton Street
Anaheim, CA 92806
                          RE: Lease dated November 4, 2004 between R.S. Hoyt Jr. Family Trust, dated June 23, 1980, Landlord and William Joseph Gledwill, Jr., an individual and David Michael Lyons, an individual, Tent, covering 2301
                          Via Burton Street, Anaheim, California 92806

Gentlemen:

This letter will confirm that the parties are extending the above referenced lease for a period of one (2) additional years commencing June 1, 2006 and continuing through May 31, 2008. All terms and conditions of the original lease shall remain the same during the extended period including the rent which shall remain at FIVE THOUSAND FOUR HUNDRED FORTY AND NO/100 DOLLARS ($5,440.00) per month and except for any options to extend (which are of no further force and effect).

The Security Deposit on hand in the amount of FIVE THOUSAND FOUR HUNDRED FORTY AND NO/100 DOLLARS ($5,440.00) shall also remain the same as per the lease.

If the above meets with your understanding and approval, please sign and date in the space provided and return all copies to the undersigned. We will forward an executed copy to you for your files.

                                             Very truly yours,

                                             BRYAN INDUSTRIAL PROPERTIES, INC.
                                             as Agent for R.S. Hoyt, Jr.
                                             /s/  John Maresca
                                                     --------------------------
                                             John Maresca, Director of Marketing

(Additional signatures continued on following page)

February 8, 2006
Accurate Technologies Extension Letter
Page 2

ACCEPTED AND APPROVED THIS 14TH     ACCEPTED AND APPROVED THIS 14TH
DAY OF FEB, 2006                            DAY OF FEB, 2006

                                                     R.S. HOYT, JR. FAMILY TRUST
                                                     Dated June 23, 1980

/s/ Bill Gledhill                                    By /s/ R.S. HOYT
-----------------                                    ---------------------------
WILLIAM JOSEPH GLEDHILL, an individual        R.S. HOYT, JR., Trustee

                                                                        LANDLORD

/s/ David Michael Lyons
-------------------------------
DAVID MICHAEL LYONS, an Individual

                           TENANT